UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2021

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39245	84-3755666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 10, 2021, Madison Square Garden Entertainment Corp. (the “Company”) held its annual meeting of stockholders. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the Class A stockholders have one vote per share and the Class B stockholders have ten votes per share. The proposals are described in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 26, 2021. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s Class A stockholders elected the five directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Martin Bandier	16,915,770	3,724,789	3,541,808
Joseph J. Lhota	17,158,999	3,481,560	3,541,808
Joel M. Litvin	19,151,968	1,488,591	3,541,808
Frederic V. Salerno	16,753,799	3,886,760	3,541,808
John L. Sykes	16,963,912	3,676,647	3,541,808

The Company’s Class B stockholders elected the twelve directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
James L. Dolan	68,667,540	0	0
Charles F. Dolan	68,667,540	0	0
Charles P. Dolan	68,667,540	0	0
Kristin A. Dolan	68,667,540	0	0
Marianne Dolan Weber	68,667,540	0	0
Paul J. Dolan	68,667,540	0	0
Quentin F. Dolan	68,667,540	0	0
Ryan T. Dolan	68,667,540	0	0
Thomas C. Dolan	68,667,540	0	0
Brian G. Sweeney	68,667,540	0	0
Vincent Tese	68,667,540	0	0
Isiah L. Thomas III	68,667,540	0	0

2.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of the Company’s independent registered public accounting firm for the 2022 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
92,620,580	211,609	17,718	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(Registrant)

By:	/s/ Mark C. Cresitello
Name:	Mark C. Cresitello
Title:	Secretary

Dated: December 10, 2021

3